Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the financial statements for the nine months ended September 30, 2004 of LanOptics Ltd. (the "Company") on Form 6-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Meir D. Burstin, Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Meir D. Burstin        *
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Meir D. Burstin
Principal Executive Officer

December 23, 2004

* The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.